UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-07707

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: November 30, 2009

Date of reporting period: May 31, 2009

ITEM 1. REPORTS TO STOCKHOLDERS.

2

SEMI-ANNUAL REPORT

AllianceBernstein Global Real Estate Investment Fund

May 31, 2009

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

July 21, 2009

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Global Real Estate Investment Fund (the “Fund”) for the semi-annual reporting period ended May 31, 2009.

Investment Objective and Policies

This Fund’s investment objective is total return from long-term growth of capital and income. Under normal circumstances, the Fund invests at least 80% of its net assets in the equity securities of real estate investment trusts, or REITs, and other real estate industry companies, such as real estate operating companies, or REOCs. The Fund invests in real estate companies that AllianceBernstein, L.P. (the “Adviser”) believes have strong property fundamentals and management teams. The Fund seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type. The Fund invests in US and non-US issuers. The Fund’s investment policies emphasize investment in companies determined by the Adviser to be undervalued relative to their peers, using a fundamental value approach.

The Fund may invest in mortgage-backed securities, which are securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property. These securities include mortgage pass-through certificates, real estate mortgage investment conduit certificates, or REMICs, and collateralized mortgage obligations, or CMOs. The Fund may also invest in short-term investment-grade debt securities and other fixed- income securities. The Fund invests in equity securities that include common stock, shares of beneficial interest of REITs and securities with common stock characteristics, such as preferred stock or convertible securities. The Fund may enter into forward commitments and standby commitment agreements. The Fund may enter into derivatives transactions, including options, futures, forwards and swap agreements.

To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Fund may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related dividends.

Investment Results

The table on page 6 shows the Fund’s performance compared to its global benchmark, the Financial Times Stock Exchange (FTSE) European Public Real Estate Association (EPRA)/ National Association of Real Estate Investment Trusts (NAREIT) Developed Real Estate (RE) Index and the FTSE NAREIT Equity RE Index. Prior to March 23, 2009, the FTSE EPRA/NAREIT Developed RE Index was named the FTSE/EPRA NAREIT Global Index. The index was renamed as FTSE expanded their offering of Real Estate indices and assigned the Global name to a newly developed index with increased breadth in Emerging Market stocks. The revised name is concurrent with other changes within FTSE’s services and better reflects the underlying makeup of the index’s constituents as all constituents trade in Developed Markets. This change has no impact on how the Fund is managed. As the Index formerly called Global had only a small exposure to emerging markets, as such, the “Global” name was not appropriate.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	1

Comparisons to the broad US and global equity markets are also shown, as represented by the Standard & Poor’s (S&P) 500 Stock Index and the Morgan Stanley Capital International (MSCI) World Index, for the six- and 12-month periods.

The Fund’s Class A shares without sales charges underperformed the FTSE EPRA/NAREIT Developed RE Index during the six-month period ended May 31, 2009, but outperformed during the 12-month period ending May 31, 2009. For the 12-month period, both the Fund and the benchmark posted negative returns.

For the six-month period ended May 31, 2009, global economic growth experienced a marked decline as the financial crisis severely impacted economic activity. Corporations quickly moved to right size their cost basis in response to lower demand and to preserve cash. This has resulted in rising unemployment rates and uncertain consumer spending in the near future. However, government fiscal and monetary stimulus actions put in place around the world appear to have begun to restore confidence and aid in the recovery of the credit and equity markets. Global real estate equity markets began to recover during the most recent months, with absolute returns in April and May that were particularly strong.

The Fund’s defensive positioning focused on exposure to resilient companies with reliable cash flow streams. These companies underperformed during the six-month period, as the April rally was led by companies which had been regarded as less likely to survive after capital markets became inaccessible late in 2008. Both stock and sector selection detracted from performance during this period. Key detractors from performance were some of the Fund’s US and international investments that have exposure to development businesses. These companies were penalized by the market on the expectation that they will suffer volume declines or project financing failures during the current economic downturn. While the Fund’s Global REIT Senior Investment Management Team (the “Team”) is of a view that earnings will be weaker in the near future, the strength of these companies’ development platforms and balance sheets will support their ability to navigate successfully through the downturn.

Also detracting from performance was the Fund’s less-than-benchmark weight in mid-sized Hong Kong and Chinese residential developers, which rebounded during March and April 2009. While the Fund had significant exposure to these companies in Hong Kong that contributed to relative returns, exposure to these companies in China was below that of the benchmark and detracted from relative returns. Smaller and higher financial leverage developers experienced the strongest rebound as rapid loan growth in China encouraged investors to believe that financial distress would be avoided.

Outperformance for the 12-month period was driven by favorable security selection, country and sector exposure. Retail exposure contributed to relative performance including an overweight position in a US owner of retail factory outlets which offered an attractive value proposition to well-known brands to sell their products, incurring

2	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

occupancy costs that are much lower than those in a regional mall or strip mall. In addition, the company has been very conservative in managing its balance sheet and enjoys no maturities of significance over the next two years. The Fund’s positions in US health care REITs also contributed to relative performance.

Meanwhile, security selection in Hong Kong detracted for the 12-month period. Early in the period, companies that combine development activities with more stable rental property business detracted from relative performance as a low risk appetite prevailed in the global equity markets. Investors, fearing the impact of a global liquidity squeeze, were particularly anxious about development strategies where cash flows are less reliable than in the own-to-lease businesses.

Market Review and Investment Strategy

During the six-month period ended May 31, 2009, the benchmark increased 16.10% as credit conditions improved and hopes of economic recovery relieved investor anxiety and helped reduce risk premium, especially for higher leverage companies. For the 12-month period, however, global real estate markets still posted negative absolute returns. The benchmark declined -43.41% over the 12-month period, with most of the decline materializing in the first half of the period as the impact and severity of the credit turmoil escalated and risk aversion among investors intensified. As indicated earlier, during the latter part of the 12-month period, concerns about the impact of the credit cycle on consumers, economic growth and real estate valuations began to subside.

While fundamentals vary by region of the world and by property type, in general, new commercial real estate construction in this cycle has been subdued, partly due to high construction costs. As a result, commercial real estate has entered the economic downturn with robust occupancy rates, a manageable supply of new space in the pipeline and in-place rents which, in many cases, are below prevailing market rents (thus giving some owners an opportunity to increase cash flows as leases expire and new rents are set). Given the collapse in new construction, exacerbated by lack of financing, fundamental supply is likely to remain in check, facilitating a rebound in pricing power when demand begins to recover.

The Team believes the Fund is defensively positioned to withstand a period of turmoil. The Fund’s stock selection emphasizes attractively valued companies with ample dividend coverage, reasonable leverage and high-quality tenants. A global scope allows the Fund to uncover new opportunities as the Team focuses on stocks unduly penalized by the market turmoil — attractively-valued stocks in markets less affected by the credit crisis and niche segments where demand dynamics are relatively insulated from the ongoing demand slowdown.

Until now, the Fund has paid its dividend on a quarterly basis. However, income paid by the REITs and other investments held by the Fund has declined, thus resulting in less distributable income in the form of dividends to the Fund’s shareholders. As a result, the Fund will, going forward, pay dividends on an annual basis typically in December of each year. The last quarterly dividend paid was June 23, 2009 and the Adviser expects the next dividend to be paid in December 2009.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	3

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Financial Times Stock Exchange (FTSE) European Public Real Estate Association (EPRA)/National Association of Real Estate Investment Trusts (NAREIT) Developed Real Estate (RE) Index, the unmanaged FTSE NAREIT Equity RE Index, the unmanaged Standard & Poor’s (S&P) 500 Stock Index and the unmanaged Morgan Stanley Capital International (MSCI) World Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The FTSE NAREIT indices are free float adjusted and liquidity and size screened. Constituents are reviewed quarterly. The FTSE EPRA/NAREIT Global RE Index was re-branded into FTSE/EPRA NAREIT Developed Index. The revised name is concurrent with other changes within FTSE’s services and better reflects the underlying makeup of the index’s constituents. The FTSE NAREIT Equity RE Index is a free float adjusted, liquidity and size screened index based upon the last closing price of the month for tax-qualified REITs listed on the NYSE, AMEX and the NASDAQ. The S&P 500 Stock Index is comprised of 500 US companies and is a common measure of the performance of the overall US stock market. The MSCI World Index is a market capitalization-weighted index that measures the performance of stock markets in 23 developed countries. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

The MSCI World Index values are calculated using net returns. Net returns approximate the minimum possible dividend reinvestment—the dividend is reinvested after deduction of withholding tax, applying the highest rate applicable to non-resident institutional individuals who do not benefit from double taxation treaties.

A Word About Risk

The Fund concentrates its investments in real estate-related investments and may therefore be subject to greater risks and volatility than a fund with a more diversified

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

portfolio. While the Fund invests principally in the equity securities of real estate investment trusts, in order to achieve its investment objectives, the Fund may invest up to 20% of its total assets in mortgage-backed securities which involve prepayment risk. Prepayment risk is the risk that early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose a fund to a lower rate of return upon reinvestment of principal. An investment in the Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general, including declines in the value of real estate, general and local economic conditions and interest rates. The Fund’s assets may be invested in foreign securities, which may magnify these fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Investment in the Fund includes risks not associated with funds that invest exclusively in US issues. Because the Fund will invest in foreign currency-denominated securities, these fluctuations may be magnified by changes in foreign exchange rates. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARKS PERIODS ENDED MAY 31, 2009	Returns
	6 Months	12 Months
AllianceBernstein Global Real Estate Investment Fund
Class A	13.35%	-42.30%

Class B*	12.82%	-42.79%

Class C	12.89%	-42.73%

Advisor Class**	13.51%	-42.12%

Class R**	13.31%	-42.35%

Class K**	13.53%	-42.18%

Class I**	13.61%	-42.01%

FTSE EPRA /NAREIT Developed RE Index***	16.10%	-43.41%

FTSE NAREIT Equity RE Index	6.14%	-47.50%

S&P 500 Stock Index	4.05%	-32.57%

MSCI World Index	10.26%	-34.83%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

**     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

*** Formerly the FTSE/EPRA NAREIT Global Index.

See Historical Performance and Benchmark disclosures on pages 4-5.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2009
	NAV Returns	SEC Returns

Class A Shares
1 Year	-42.30%	-44.74%
5 Years	-0.07%	-0.93%
10 Years	5.96%	5.51%

Class B Shares
1 Year	-42.79%	-45.06%
5 Years	-0.83%	-0.83%
10 Years(a)	5.37%	5.37%

Class C Shares
1 Year	-42.73%	-43.29%
5 Years	-0.78%	-0.78%
10 Years	5.22%	5.22%

Advisor Class Shares†
1 Year	-42.12%	-42.12%
5 Years	0.30%	0.30%
10 Years	6.33%	6.33%

Class R Shares†
1 Year	-42.35%	-42.35%
Since Inception*	-5.09%	-5.09%

Class K Shares†
1 Year	-42.18%	-42.18%
Since Inception*	-4.82%	-4.82%

Class I Shares†
1 Year	-42.01%	-42.01%
Since Inception*	-4.50%	-4.50%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 2.00%, 2.83%, 2.74%, 1.69%, 1.94%, 1.61% and 1.29% for Class A, Class B, Class C, Advisor, Class R, Class K and Class I shares, respectively.

*	Inception date: 3/1/05 for Class R, Class K and Class I shares.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other person associated with, the Adviser and its affiliates or the Funds. The inception date for Class R, Class K and Class I shares is listed above.

See Historical Performance disclosures on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (JUNE 30, 2009)
SEC Returns

Class A Shares
1 Year	-37.62%
5 Years	-1.63%
10 Years	5.58%

Class B Shares
1 Year	-38.05%
5 Years	-1.57%
10 Years(a)	5.43%

Class C Shares
1 Year	-35.94%
5 Years	-1.47%
10 Years	5.31%

Advisor Class Shares†
1 Year	-34.62%
5 Years	-0.40%
10 Years	6.40%

Class R Shares†
1 Year	-34.91%
Since Inception*	-5.13%

Class K Shares†
1 Year	-34.69%
Since Inception*	-4.86%

Class I Shares†
1 Year	-34.50%
Since Inception*	-4.53%

*	Inception date: 3/1/05 for Class R, Class K and Class I shares.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other person associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance disclosures on pages 4-5.

8	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 1, 2008		Ending Account Value May 31, 2009		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$1,133.55	$1,014.96	$10.64	$10.05
Class B	$1,000	$1,000	$1,128.23	$1,010.82	$15.02	$14.19
Class C	$1,000	$1,000	$1,128.89	$1,011.27	$14.54	$13.74
Advisor Class	$1,000	$1,000	$1,135.15	$1,016.50	$9.00	$8.50
Class R	$1,000	$1,000	$1,133.09	$1,015.26	$10.32	$9.75
Class K	$1,000	$1,000	$1,135.31	$1,016.90	$8.57	$8.10
Class I	$1,000	$1,000	$1,136.14	$1,018.50	$6.87	$6.49
*	Expenses are equal to the classes’ annualized expense ratios of 2.00%, 2.83%, 2.74%, 1.69%, 1.94%, 1.61% and 1.29%, respectively, multiplied by the average account value over the period, multiply by 182/365 (to reflect the one half year period).

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	9

Fund Expenses

PORTFOLIO SUMMARY

May 31, 2009 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $102.1

*	All data are as of May 31, 2009. The Fund’s industry and country breakdowns are expressed as a percentage of total investments and may vary over time.

Please Note: The industry classifications presented herein are based on the industry categorization methodology of the Adviser. These industry classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific sector information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

10	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Portfolio Summary

TEN LARGEST HOLDINGS*

May 31, 2009 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Sun Hung Kai Properties Ltd.	$5,912,832	5.8%
Unibail-Rodamco	5,869,463	5.7
Mitsui Fudosan Co., Ltd.	4,026,294	3.9
Westfield Group	3,327,133	3.3
Mitsubishi Estate Co., Ltd.	3,126,173	3.1
Simon Property Group, Inc.	3,048,859	3.0
New World Development Co., Ltd.	3,031,249	3.0
Henderson Land Development Co., Ltd.	2,988,939	2.9
Klepierre	2,981,404	2.9
NTT Urban Development Corp.	2,821,043	2.8
	$37,133,389	36.4%

*	Long-term investments.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	11

Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

May 31, 2009 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.7%
Equity: Other – 49.2%
Diversified/Specialty – 44.7%
Alexandria Real Estate Equities, Inc.	11,100	$398,490
BioMed Realty Trust, Inc.	38,750	380,913
British Land Co. PLC	268,333	1,696,371
Canadian Real Estate Investment Trust	84,572	1,797,179
Dexus Property Group	2,671,665	1,644,364
Digital Realty Trust, Inc.	44,800	1,602,496
DuPont Fabros Technology, Inc.	52,900	500,963
Entertainment Properties Trust	33,600	682,752
Fonciere Des Regions	4,000	303,476
H&R Real Estate Investment Trust	7,200	67,928
Henderson Land Development Co. Ltd.	490,000	2,988,939
Kerry Properties Ltd.	401,980	1,727,626
Land Securities Group PLC	265,156	2,096,343
Lend Lease Corp. Ltd.	433,756	2,426,831
Mitsubishi Estate Co., Ltd.	189,000	3,126,173
Mitsui Fudosan Co., Ltd.	240,000	4,026,294
Morguard Real Estate Investment Trust	82,500	772,292
New World Development Co., Ltd.	1,587,990	3,031,249
Rayonier, Inc.	24,100	964,000
Stockland	195,860	491,406
Sumitomo Realty & Development	37,000	566,931
Sun Hung Kai Properties Ltd.	472,000	5,912,832
Telecity Group PLC(a)	125,300	620,314
Unibail-Rodamco	36,371	5,869,463
Vornado Realty Trust	26,532	1,237,983
Wereldhave NV	9,600	757,992

		45,691,600

Health Care – 4.0%
HCP, Inc.	53,607	1,245,291
Health Care REIT, Inc.	19,850	679,862
Nationwide Health Properties, Inc.	18,400	488,888
Ventas, Inc.	55,186	1,675,447

		4,089,488

Triple Net – 0.5%
National Retail Properties, Inc.	29,800	509,878

		50,290,966

Retail – 22.2%
Regional Mall – 8.7%
CBL & Associates Properties, Inc.	33,100	206,213
Macerich Co.	37,100	626,248
Multiplan Empreendimentos Imobiliarios SA	104,000	1,041,269
Simon Property Group, Inc.	57,020	3,048,859
Taubman Centers, Inc.	27,900	690,246
Westfield Group	376,514	3,327,133

		8,939,968

12	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Shopping Center/Other Retail – 13.5%
CapitaMall Trust	528,000	$488,572
Citycon Oyj	153,428	385,962
Corio NV	9,800	483,681
Developers Diversified Realty Corp.	128,400	630,444
Eurocommercial Properties NV	23,200	747,853
First Capital Realty, Inc.	33,700	513,024
Kimco Realty Corp.	41,800	488,642
Kite Realty Group Trust	150,300	486,972
Klepierre	117,017	2,981,404
Liberty International PLC	52,400	313,841
The Link REIT	722,500	1,417,330
Macquarie CountryWide Trust	708,787	245,543
Mercialys SA	5,500	166,484
Primaris Retail Real Estate Investment Trust	101,140	1,193,206
Regency Centers Corp.	26,100	929,943
RioCan Real Estate Investment Trust (Toronto)	56,349	762,331
Tanger Factory Outlet Centers	27,502	889,965
Weingarten Realty Investors	39,450	626,466

		13,751,663

		22,691,631

Office – 14.4%
Office – 14.4%
Boston Properties, Inc.	9,600	463,872
Brandywine Realty Trust	119,100	887,295
Brookfield Properties Corp. (New York)	59,399	449,056
Cominar Real Estate Investment Trust	79,768	1,097,426
Corporate Office Properties Trust	63,800	1,893,584
Douglas Emmett, Inc.	47,700	443,610
Duke Realty Corp.	71,450	679,490
Hufvudstaden AB – Class A	71,000	447,724
ING Office Fund	927,180	426,426
Japan Real Estate Investment Corp. – Class A	129	1,001,545
Kilroy Realty Corp.	9,750	207,578
Mack-Cali Realty Corp.	51,300	1,267,623
Nippon Building Fund, Inc. – Class A	120	1,061,951
Nomura Real Estate Office Fund, Inc. – Class A	181	1,073,436
NTT Urban Development Corp.	2,971	2,821,043
SL Green Realty Corp.	14,800	338,920
Societe Immobiliere de Location pour l’Industrie et le Commerce	1,500	130,662

		14,691,241

Residential – 6.8%
Manufactured Homes – 0.5%
Equity Lifestyle Properties, Inc.	13,100	514,044

Multi-Family – 5.8%
Agile Property Holdings Ltd.	350,000	435,961
Camden Property Trust	21,050	631,921
China Overseas Land & Investment Ltd.	514,000	1,100,461

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

China Vanke Co. Ltd. – Class B	406,500	$514,335
Equity Residential	27,200	662,048
Essex Property Trust, Inc.	3,500	238,315
Home Properties, Inc.	14,238	474,125
Mid-America Apartment Communities, Inc.	22,600	820,154
MRV Engenharia e Participacoes SA	11,400	158,288
Sino-Ocean Land Holdings Ltd.	174,500	179,713
UDR, Inc.	23,500	258,500
Yanlord Land Group Ltd.	292,000	447,707

		5,921,528

Self Storage – 0.5%
Extra Space Storage, Inc.	32,600	244,826
Public Storage	3,800	253,118

		497,944

		6,933,516

Lodging – 2.6%
Lodging – 2.6%
DiamondRock Hospitality Co.	101,870	662,155
Host Hotels & Resorts, Inc.	83,831	786,335
LaSalle Hotel Properties	17,300	236,664
Sunstone Hotel Investors, Inc.	160,435	932,127

		2,617,281

Industrials – 2.5%
Industrial Warehouse Distribution – 2.5%
Ascendas Real Estate Investment Trust	1,519,000	1,607,239
First Potomac Realty Trust	39,898	418,530
ProLogis	58,200	494,118

		2,519,887

Total Common Stocks (cost $133,791,556)		99,744,522

SHORT-TERM INVESTMENTS – 0.5%
Investment Companies – 0.5%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(b) (cost $481,353)	481,353	481,353

Total Investments – 98.2% (cost $134,272,909)		100,225,875
Other assets less liabilities – 1.8%		1,865,154

Net Assets – 100.0%		$102,091,029

14	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at May 31, 2009	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Australian Dollar settling 6/15/09	1,857	$1,344,839	$1,485,685	$140,846
Australian Dollar settling 6/15/09	1,842	1,176,614	1,473,684	297,070
British Pound settling 6/15/09	1,271	2,055,830	2,054,106	(1,724)
Canadian Dollar settling 6/15/09	3,218	2,941,499	2,948,158	6,659
Euro settling 6/15/09	2,722	3,848,500	3,847,475	(1,025)
Euro settling 6/15/09	1,235	1,641,563	1,745,640	104,077
Hong Kong Dollar settling 6/15/09	17,578	2,267,836	2,267,842	6
Japanese Yen settling 6/15/09	293,110	2,982,215	3,077,092	94,877
New Zealand Dollar settling 6/15/09	5,483	2,743,145	3,508,910	765,765
Norwegian Krone settling 6/15/09	15,977	2,247,939	2,534,476	286,537
Swedish Krona settling 6/15/09	3,800	437,949	502,292	64,343

Sale Contracts:
British Pound settling 6/15/09	875	1,253,744	1,414,117	(160,373)
British Pound settling 6/15/09	743	1,107,553	1,200,787	(93,234)
Canadian Dollar settling 6/15/09	6,641	5,185,567	6,084,126	(898,559)
Euro settling 6/15/09	3,053	3,829,683	4,315,335	(485,652)
Euro settling 6/15/09	755	978,563	1,067,172	(88,609)
Euro settling 6/15/09	543	686,536	767,516	(80,980)
Hong Kong Dollar settling 6/15/09	17,578	2,266,871	2,267,842	(971)
Japanese Yen settling 6/15/09	67,017	679,066	703,550	(24,484)
New Zealand Dollar settling 6/15/09	1,276	625,495	816,591	(191,096)
Swedish Krona settling 6/15/09	3,800	455,663	502,293	(46,630)

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund.

Glossary:

REIT – Real Estate Investment Trust

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	15

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

May 31, 2009 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $133,791,556)	$99,744,522
Affiliated issuers (cost $481,353)	481,353
Cash	34,873
Foreign currencies, at value (cost $1,153,465)	1,178,184
Unrealized appreciation of forward currency exchange contracts	1,760,180
Receivable for investment securities sold and foreign currency contracts	2,585,297
Receivable for capital stock sold	486,948
Dividends and interest receivable	314,680
Tax reclaim receivable	44,116

Total assets	106,630,153

Liabilities
Unrealized depreciation of forward currency exchange contracts	2,073,337
Payable for investment securities purchased and foreign currency contracts	1,555,764
Payable for capital stock redeemed	645,052
Advisory fee payable	44,458
Distribution fee payable	36,750
Transfer agent fee payable	25,843
Administrative fee payable	16,665
Accrued expenses	141,255

Total liabilities	4,539,124

Net Assets	$102,091,029

Composition of Net Assets
Capital stock, at par	$12,253
Additional paid-in capital	196,951,251
Undistributed net investment income	1,382,181
Accumulated net realized loss on investment and foreign currency transactions	(61,920,126)
Net unrealized depreciation of investments and foreign currency denominated assets and liabilities	(34,334,530)

$102,091,029

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$63,554,031	7,602,924	$8.36

B	$8,338,740	1,013,212	$8.23

C	$15,871,018	1,916,540	$8.28

Advisor	$3,731,452	448,580	$8.32

R	$3,072,646	369,306	$8.32

K	$4,919,689	590,422	$8.33

I	$2,603,453	312,055	$8.34

*	The maximum offering price per share for Class A shares was $8.73, which reflects a sales charge of 4.25%.

See notes to financial statements.

16	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended May 31, 2009 (unaudited)

Investment Income
Dividends
Unaffiliated issuers	$2,826,898
Affiliated issuers	3,398	$2,830,296

Expenses
Advisory fee (see Note B)	250,370
Distribution fee—Class A	84,924
Distribution fee—Class B	41,496
Distribution fee—Class C	71,621
Distribution fee—Class R	5,646
Distribution fee—Class K	5,201
Transfer agency—Class A	145,253
Transfer agency—Class B	26,898
Transfer agency—Class C	40,062
Transfer agency—Advisor Class	8,108
Transfer agency—Class R	2,829
Tranfer agency—Class K	3,712
Transfer agency—Class I	1,177
Custodian	73,703
Registration fees	47,463
Administrative	46,948
Audit	43,035
Directors’ fees	26,861
Printing	23,834
Legal	19,182
Miscellaneous	6,788

Total expenses	975,111

Net expenses		975,111

Net investment income		1,855,185

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized loss on:
Investment transactions		(34,535,229)
Foreign currency transactions		(411,440)
Net change in unrealized appreciation/depreciation of:
Investments		44,289,019
Foreign currency denominated assets and liabilities		(66,699)

Net gain on investment and foreign currency transactions		9,275,651

Contributions from Adviser (see Note B)		768

Net Increase in Net Assets from Operations		$11,131,604

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	17

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended May 31, 2009 (unaudited)	Year Ended November 30, 2008
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,855,185	$3,621,774
Net realized loss on investment and foreign currency transactions	(34,946,669)	(26,068,630)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	44,222,320	(108,125,247)
Contributions from Adviser (see Note B)	768	– 0	–

Net increase (decrease) in net assets from operations	11,131,604	(130,572,103)
Dividends and Distributions to Shareholders from
Net investment income
Class A	(399,702)	(3,786,912)
Class B	(38,019)	(649,310)
Class C	(65,082)	(940,223)
Advisor Class	(24,212)	(176,906)
Class R	(15,945)	(66,235)
Class K	(33,576)	(219,636)
Class I	(19,079)	(159,078)
Tax return of capital
Class A	– 0	–	(1,263,440)
Class B	– 0	–	(216,632)
Class C	– 0	–	(313,690)
Advisor Class	– 0	–	(59,022)
Class R	– 0	–	(22,099)
Class K	– 0	–	(73,278)
Class I	– 0	–	(53,073)
Net realized gain on investment transactions
Class A	– 0	–	(52,097,496)
Class B	– 0	–	(11,958,804)
Class C	– 0	–	(17,199,450)
Advisor Class	– 0	–	(2,094,963)
Class R	– 0	–	(807,320)
Class K	– 0	–	(2,874,395)
Class I	– 0	–	(1,621,278)
Capital Stock Transactions
Net increase (decrease)	(9,830,331)	49,215,388

Total increase (decrease)	705,658	(178,009,955)
Net Assets
Beginning of period	101,385,371	279,395,326

End of period (including undistributed net investment income of $1,382,181 and $122, 611, respectively)	$102,091,029	$101,385,371

See notes to financial statements.

18	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

May 31, 2009 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Global Real Estate Investment Fund, Inc. (the “Fund”) formerly known as AllianceBernstein Real Estate Investment Fund, Inc., was incorporated in the state of Maryland on July 15, 1996 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) to Class B shareholders as of January 31, 2009. The ability to establish a new Automatic Investment Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, if any. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	19

Notes to Financial Statements

exchange (other than securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contract and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time (see Note A.2).

2. Fair Value Measurements

The Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), effective December 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of

20	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Notes to Financial Statements

inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of May 31, 2009:

Level	Investments in Securities		Other Financial Instruments*
Level 1	$41,133,265		$	– 0	–
Level 2	59,092,610	+		(313,157)
Level 3	– 0	–		– 0	–

Total	$100,225,875			$(313,157)

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

+

The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Fund values its securities which may materially affect the value of securities trading in such markets. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Fund’s investments are categorized as Level 2 investments.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	21

Notes to Financial Statements

investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with FASB Interpretation No. 48, “Accounting for Uncertainties in Income Taxes” (“FIN 48”), management has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in

22	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Notes to Financial Statements

accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Recent Accounting Pronouncements

During the period ended in May 31, 2009, the Fund adopted FASB Statement of Financial Accounting Standards No. 161 (“FAS 161”), “Disclosures about Derivative Instruments and Hedging Activities.” FAS 161 requires enhanced disclosure about an entity’s derivative and hedging activities including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements (see Note D.1).

On April 9, 2009, FASB issued FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for the fiscal years and interim periods ending after June 15, 2009. At this time, management is evaluating the implications of FSP 157-4 and believes the adoption of FSP 157-4 will have no material impact on the Fund’s financial statements.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

During the six months ended May 31, 2009, the Adviser reimbursed the Fund $768 for trading losses incurred due to a trade entry error.

Pursuant to the investment advisory agreement, the Fund paid $46,948 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the six months ended May 31, 2009.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $88,751 for the six months ended May 31, 2009.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	23

Notes to Financial Statements

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $912 from the sale of Class A shares and received $1,202, $3,088 and $537 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended May 31, 2009.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc. –Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended May 31, 2009 is as follows:

Market Value November 30, 2008 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Dividend Income (000)	Market Value May 31, 2009 (000)
$ 1,953	$19,389	$20,861	$3	$481

Brokerage commissions paid on investment transactions for the six months ended May 31, 2009 amounted to $61,703, of which $0 and $62, respectively, were paid to Sanford C. Bernstein Co., LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $9,124,978, $2,057,684, $68,112 and $30,999 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement,

24	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Notes to Financial Statements

there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended May 31, 2009 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$29,836,586		$39,068,278
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding forward currency exchange contracts) are as follows:

Gross unrealized appreciation	$6,691,128
Gross unrealized depreciation	(40,738,162)

Net unrealized depreciation	$(34,047,034)

1. Derivative Financial Instruments

The Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. The Fund may also use derivatives for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

The principal type of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions.”

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	25

Notes to Financial Statements

foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

At May 31, 2009, the Fund had entered into the following derivatives (not designated as hedging instruments under FAS No. 133 “Accounting for Derivative Instruments and Hedging Activities”):

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments under Statement 133	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$1,760,180	Unrealized depreciation of forward currency exchange contracts	$2,073,337

The effect of derivative Instruments on the Statement of Operations for the six months ended May 31, 2009:

Derivatives Not Accounted for as Hedging Instruments under Statement 133	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(429,881)	$105,853

26	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Notes to Financial Statements

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended May 31, 2009, (unaudited)	Year Ended November 30, 2008	Six Months Ended May 31, 2009, (unaudited)	Year Ended November 30, 2008

Class A
Shares sold	690,702	2,350,301	$4,939,489	$31,905,682

Shares issued in reinvestment of dividends and distributions	51,692	3,469,965	348,437	51,340,923

Shares converted from Class B	134,404	404,483	972,100	5,415,763

Shares redeemed	(1,783,485)	(4,148,721)	(12,443,538)	(51,453,489)

Net increase (decrease)	(906,687)	2,076,028	$(6,183,512)	$37,208,879

Class B
Shares sold	34,461	99,304	$240,028	$1,362,053

Shares issued in reinvestment of dividends and distributions	5,246	796,993	34,802	11,665,932

Shares converted to Class A	(136,383)	(409,757)	(972,100)	(5,415,763)

Shares redeemed	(207,769)	(662,340)	(1,439,084)	(8,898,435)

Net decrease	(304,445)	(175,800)	$(2,136,354)	$(1,286,213)

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	27

Notes to Financial Statements

	Shares		Amount
	Six Months Ended May 31, 2009, (unaudited)	Year Ended November 30, 2008	Six Months Ended May 31, 2009, (unaudited)	Year Ended November 30, 2008

Class C
Shares sold	131,417	245,824	$937,359	$3,260,575

Shares issued in reinvestment of dividends and distributions	8,812	1,113,331	58,703	16,383,755

Shares redeemed	(417,773)	(1,309,768)	(2,919,970)	(17,413,440)

Net increase (decrease)	(277,544)	49,387	$(1,923,908)	$2,230,890

Advisor Class
Shares sold	93,298	314,474	$659,159	$4,348,134

Shares issued in reinvestment of dividends and distributions	2,984	117,796	19,953	1,728,617

Shares redeemed	(118,272)	(216,016)	(843,531)	(2,732,729)

Net increase (decrease)	(21,990)	216,254	$(164,419)	$3,344,022

Class R
Shares sold	147,742	220,559	$1,037,395	$2,855,915

Shares issued in reinvestment of dividends and distributions	2,399	60,847	15,945	895,632

Shares redeemed	(62,609)	(96,684)	(428,748)	(1,134,880)

Net increase	87,532	184,722	$624,592	$2,616,667

Class K
Shares sold	84,904	178,896	$604,117	$2,340,474

Shares issued in reinvestment of dividends and distributions	5,038	214,765	33,576	3,162,680

Shares redeemed	(79,669)	(168,149)	(552,114)	(2,110,680)

Net increase	10,273	225,512	$85,579	$3,392,474

Class I
Shares sold	85,075	676,715	$582,318	$9,288,034

Shares issued in reinvestment of dividends and distributions	2,843	124,784	19,079	1,833,429

Shares redeemed	(111,409)	(664,459)	(733,706)	(9,412,794)

Net increase (decrease)	(23,491)	137,040	$(132,309)	$1,708,669

28	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Notes to Financial Statements

NOTE F

Risks Involved in Investing in the Fund

Concentration of Risk—Although the Fund does not invest directly in real estate, it invests primarily in Real Estate Equity Securities and has a policy of concentration of its investments in the real estate industry. Therefore, an investment in the Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. To the extent that assets underlying the Fund’s investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to additional risks.

In addition, investing in Real Estate Investment Trusts (“REITs”) involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments in securities denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Fund may invest in derivatives such as forwards, options, futures and swaps. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	29

Notes to Financial Statements

exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended May 31, 2009. Effective July 16, 2009, the Facility will be reduced to $140 million.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending November 30, 2009 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended November 30, 2008 and November 30, 2007 were as follows:

	2008	2007
Distributions paid from:
Ordinary income	$8,869,052	$2,706,147
Long-term capital gains	85,782,954	32,951,821

Total taxable distributions	94,652,006	35,657,968
Tax return of capital	2,001,234	– 0	–

Total distributions paid	$96,653,240	$35,657,968

As of November 30, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(25,184,577	)(a)
Unrealized appreciation/(depreciation)	(80,223,120	)(b)

Total accumulated earnings/(deficit)	$(105,407,697)

(a)

On November 30, 2008, the Fund had a net capital loss carryforward for federal income tax purposes of $25,184,577 of which $25,184,577 expires in the year 2016. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the mark to market of passive foreign investment companies.

NOTE I

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed

30	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Notes to Financial Statements

against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	31

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

Class A
Six Months Ended May 31, 2009 (unaudited)	Year Ended November 30,
2008	2007	2006	2005	2004

Net asset value, beginning of period	$ 7.43	$ 25.53	$ 30.00	$ 22.04	$ 19.15	$ 14.90

Income From Investment Operations
Net investment income(a)	.15	.26	.35	.15	.32	.27	(b)
Net realized and unrealized gain (loss) on investment transactions	.83	(9.51)	(1.86)	8.06	2.87	4.50
Contributions from Adviser	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.98	(9.25)	(1.51)	8.21	3.19	4.77

Less: Dividends and Distributions
Dividends from net investment income	(.05)	(.53)	(.28)	(.25)	(.30)	(.52)
Tax return of capital	– 0	–	(.18)	– 0	–	– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	(8.14)	(2.68)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.05)	(8.85)	(2.96)	(.25)	(.30)	(.52)

Net asset value, end of period	$ 8.36	$ 7.43	$ 25.53	$ 30.00	$ 22.04	$ 19.15

Total Return
Total investment return based on net asset value(d)	13.35%	(53.30)%	(5.27)%	37.50%	16.83%	32.70%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$63,554	$63,224	$164,223	$222,701	$128,890	$88,162
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.00	%(e)	1.35%	1.24%	1.20	%(f)	1.35%	1.31%
Expenses, before waivers/reimbursements	2.00	%(e)	1.35%	1.24%	1.20	%(f)	1.35%	1.55%
Net investment income	4.19	%(e)	1.96%	1.29%	.59	%(f)	1.58%	1.67	%(b)
Portfolio turnover rate	33%	41%	102%	49%	46%	39%

See footnote summary on page 39.

32	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Financial Highlights

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

Class B
Six Months Ended May 31, 2009 (unaudited)	Year Ended November 30,
2008	2007	2006	2005	2004

Net asset value, beginning of period	$ 7.33	$ 25.28	$ 29.77	$ 21.84	$ 19.01	$ 14.84

Income From Investment Operations
Net investment income(a)	.13	.17	.18	.12	.18	.20	(b)
Net realized and unrealized gain (loss) on investment transactions	.80	(9.41)	(1.92)	7.88	2.82	4.42
Contributions from Adviser	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.93	(9.24)	(1.74)	8.00	3.00	4.62

Less: Dividends and Distributions
Dividends from net investment income	(.03)	(.43)	(.07)	(.07)	(.17)	(.45)
Tax return of capital	– 0	–	(.14)	– 0	–	– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	(8.14)	(2.68)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.03)	(8.71)	(2.75)	(.07)	(.17)	(.45)

Net asset value, end of period	$ 8.23	$ 7.33	$ 25.28	$ 29.77	$ 21.84	$ 19.01

Total Return
Total investment return based on net asset value(d)	12.82%	(53.64)%	(6.13)%	36.70%	15.89%	31.69%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$8,339	$9,657	$37,750	$65,863	$79,207	$107,943
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.83	%(e)	2.12%	1.98%	1.94	%(f)	2.05%	2.03%
Expenses, before waivers/reimbursements	2.83	%(e)	2.12%	1.98%	1.94	%(f)	2.06%	2.27%
Net investment income	3.58	%(e)	1.25%	.65%	.47	%(f)	.91%	1.22	%(b)
Portfolio turnover rate	33%	41%	102%	49%	46%	39%

See footnote summary on page 39.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	33

Financial Highlights

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

Class C
Six Months Ended May 31, 2009 (unaudited)	Year Ended November 30,
2008	2007	2006	2005	2004

Net asset value, beginning of period	$ 7.37	$ 25.36	$ 29.81	$ 21.89	$ 19.03	$ 14.86

Income From Investment Operations
Net investment income(a)	.12	.18	.13	.04	.18	.18	(b)
Net realized and unrealized gain (loss) on investment transactions	.82	(9.46)	(1.83)	7.95	2.85	4.44
Contributions from Adviser	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.94	(9.28)	(1.70)	7.99	3.03	4.62

Less: Dividends and Distributions
Dividends from net investment income	(.03)	(.43)	(.07)	(.07)	(.17)	(.45)
Tax return of capital	– 0	–	(.14)	– 0	–	– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	(8.14)	(2.68)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.03)	(8.71)	(2.75)	(.07)	(.17)	(.45)

Net asset value, end of period	$ 8.28	$ 7.37	$ 25.36	$ 29.81	$ 21.89	$ 19.03

Total Return
Total investment return based on net asset value(d)	12.89%	(53.63)%	(5.98)%	36.57%	16.04%	31.65%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$15,871	$16,167	$54,390	$68,638	$51,900	$56,543
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.74	%(e)	2.07%	1.96%	1.91	%(f)	2.04%	2.02%
Expenses, before waivers/reimbursements	2.74	%(e)	2.07%	1.96%	1.91	%(f)	2.04%	2.26%
Net investment income	3.48	%(e)	1.30%	.48%	.16	%(f)	.91%	1.11	%(b)
Portfolio turnover rate	33%	41%	102%	49%	46%	39%

See footnote summary on page 39.

34	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Financial Highlights

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended May 31, 2009 (unaudited)	Year Ended November 30,
2008	2007	2006	2005	2004

Net asset value, beginning of period	$ 7.39	$ 25.45	$ 29.84	$ 21.91	$ 19.04	$ 14.83

Income From Investment Operations
Net investment income(a)	.16	.29	.37	.25	.29	.32	(b)
Net realized and unrealized gain (loss) on investment transactions	.83	(9.45)	(1.71)	8.00	2.94	4.47
Contributions from Adviser	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.99	(9.16)	(1.34)	8.25	3.23	4.79

Less: Dividends and Distributions
Dividends from net investment income	(.06)	(.57)	(.37)	(.32)	(.36)	(.58)
Tax return of capital	– 0	–	(.19)	– 0	–	– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	(8.14)	(2.68)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.06)	(8.90)	(3.05)	(.32)	(.36)	(.58)

Net asset value, end of period	$ 8.32	$ 7.39	$ 25.45	$ 29.84	$ 21.91	$ 19.04

Total Return
Total investment return based on net asset value(d)	13.51%	(53.15)%	(4.72)%	37.98%	17.17%	33.07%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,731	$3,476	$6,472	$6,528	$3,097	$159,321
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.69	%(e)	1.05%	.96%	.90	%(f)	.95%	1.00%
Expenses, before waivers/reimbursements	1.69	%(e)	1.05%	.96%	.90	%(f)	.95%	1.25%
Net investment income	4.52	%(e)	2.23%	1.37%	1.00	%(f)	1.54%	1.97	%(b)
Portfolio turnover rate	33%	41%	102%	49%	46%	39%

See footnote summary on page 39.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	35

Financial Highlights

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

Class R
Six Months Ended May 31, 2009 (unaudited)	Year Ended November 30,	March 1, 2005(g) to November 30, 2005
2008	2007	2006

Net asset value, beginning of period	$ 7.40	$ 25.46	$ 29.97	$ 22.01	$ 18.97

Income From Investment Operations
Net investment income (loss)(a)	.15	.23	.06	(.22	)†	.39
Net realized and unrealized gain (loss) on investment transactions	.82	(9.47)	(1.66)	8.38	2.81
Contributions from Adviser	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.97	(9.24)	(1.60)	8.16	3.20

Less: Dividends and Distributions
Dividends from net investment income	(.05)	(.51)	(.23)	(.20)	(.16)
Tax return of capital	– 0	–	(.17)	– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	(8.14)	(2.68)	– 0	–	– 0	–

Total dividends and distributions	(.05)	(8.82)	(2.91)	(.20)	(.16)

Net asset value, end of period	$ 8.32	$ 7.40	$ 25.46	$ 29.97	$ 22.01

Total Return
Total investment return based on net asset value(d)	13.31%	(53.37)%	(5.60)%	37.27%	16.99%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,073	$2,084	$2,471	$671	$58
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.94	%(e)	1.56%	1.56%	1.48	%(f)	1.69	%(e)
Expenses, before waivers/reimbursements	1.94	%(e)	1.56%	1.56%	1.48	%(f)	1.70	%(e)
Net investment income (loss)	4.28	%(e)	1.77%	.21%	(.81	)%(f)	2.89	%(e)
Portfolio turnover rate	33%	41%	102%	49%	46%

See footnote summary on page 39.

36	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Financial Highlights

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

Class K
Six Months Ended May 31, 2009 (unaudited)	Year Ended November 30,	March 1, 2005(g) to November 30, 2005
2008	2007	2006

Net asset value, beginning of period	$ 7.40	$ 25.46	$ 29.96	$ 22.03	$ 18.97

Income From Investment Operations
Net investment income (loss)(a)	.16	.27	(.36	)†	(.07	)†	.38
Net realized and unrealized gain (loss) on investment transactions	.83	(9.48)	(1.15)	8.28	2.87
Contributions from Adviser	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.99	(9.21)	(1.51)	8.21	3.25

Less: Dividends and Distributions
Dividends from net investment income	(.06)	(.53)	(.31)	(.28)	(.19)
Tax return of capital	– 0	–	(.18)	– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	(8.14)	(2.68)	– 0	–	– 0	–

Total dividends and distributions	(.06)	(8.85)	(2.99)	(.28)	(.19)

Net asset value, end of period	$ 8.33	$ 7.40	$ 25.46	$ 29.96	$ 22.03

Total Return
Total investment return based on net asset value(d)	13.53%	(53.27)%	(5.28)%	37.55%	17.27%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,920	$4,292	$9,029	$387	$42
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.61	%(e)	1.27%	1.34%	1.16	%(f)	1.37	%(e)
Expenses, before waivers/reimbursements	1.61	%(e)	1.27%	1.34%	1.16	%(f)	1.37	%(e)
Net investment income (loss)	4.62	%(e)	2.05%	(1.46)%	(.30	)%(f)	2.72	%(e)
Portfolio turnover rate	33%	41%	102%	49%	46%

See footnote summary on page 39.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	37

Financial Highlights

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

Class I
Six Months Ended May 31, 2009 (unaudited)	Year Ended November 30,	March 1, 2005(g) to November 30, 2005
2008	2007	2006

Net asset value, beginning of period	$ 7.41	$ 25.49	$ 29.97	$ 22.01	$ 18.97

Income From Investment Operations
Net investment income(a)	.17	.38	.36	.21	.53
Net realized and unrealized gain (loss) on investment transactions	.82	(9.53)	(1.78)	8.08	2.76
Contributions from Adviser	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.99	(9.15)	(1.42)	8.29	3.29

Less: Dividends and Distributions
Dividends from net investment income	(.06)	(.59)	(.38)	(.33)	(.25)
Tax return of capital	– 0	–	(.20)	– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	(8.14)	(2.68)	– 0	–	– 0	–

Total dividends and distributions	(.06)	(8.93)	(3.06)	(.33)	(.25)

Net asset value, end of period	$ 8.34	$ 7.41	$ 25.49	$ 29.97	$ 22.01

Total Return
Total investment return based on net asset value(d)	13.61%	(53.04)%	(4.97)%	38.04%	17.48%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,603	$2,485	$5,060	$4,321	$1,059
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.29	%(e)	.86%	.91%	.86	%(f)	1.15	%(e)
Expenses, before waivers/reimbursements	1.29	%(e)	.86%	.91%	.86	%(f)	1.15	%(e)
Net investment income	4.85	%(e)	2.78%	1.34%	.81	%(f)	4.03	%(e)
Portfolio turnover rate	33%	41%	102%	49%	46%

See footnote summary on page 39.

38	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Financial Highlights

†	Due to the timing of sales and repurchases of capital shares, the net investment income per share is not in accord with the Fund’s change in net investment income for the period.

(a)	Based on average shares outstanding.

(b)	Net of expenses waived by the Adviser and Transfer Agent.

(c)	Amount is less than $0.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions at net asset value during the year, and redemption on the last day of the year. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Annualized.

(f)	The ratio includes expenses attributable to costs of proxy solicitation.

(g)	Commencement of distribution.

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	39

Financial Highlights

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Robert M. Keith, President and Chief Executive Officer

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Teresa Marziano(2), Senior Vice President

Joseph G. Paul(2), Senior Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent

The Bank of New York
One Wall Street
New York, NY 10286

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free (800) 221-5672

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Global REIT Senior Investment Management Team. Mr. Joseph G. Paul and Ms. Teresa Marziano are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

40	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Board of Directors

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AllianceBernstein Global Real Estate Investment Fund, Inc. (the “Fund”) unanimously approved the continuance of the Advisory Agreement with the Adviser at a meeting held on May 5-7, 2009.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	41

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Fund’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Fund’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2007 and 2008 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Fund other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly

42	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares, transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Fund to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year. At the May 2009 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Fund as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Financial Times Stock Exchange (FTSE) European Public Real Estate Association (EPRA) National Association of Real Estate Investment Trusts (NAREIT) Global Index (the “FTSE EPRA NAREIT Global Index”) and the FTSE NAREIT Equity REIT Index, in each case for the 1-, 3-, 5- and 10-year periods ended January 31, 2009, and (in the case of comparisons with the indices) the since inception period (September 1996 inception). The directors noted that the Fund was in the 2nd quintile of the Performance Group and 3rd quintile of the Performance Universe for the 1-year period, 3rd quintile of the Performance Group and 4th quintile of the Performance Universe for the 3-year period, 2nd out of 3 of the Performance Group and 4th quintile of the Performance Universe for the 5-year period and 2nd out of 3 of the Performance Group and the Performance Universe for the 10-year period, and that the Fund outperformed the FTSE EPRA NAREIT Global Index in the 1-year and since inception periods and underperformed that index in the 3-, 5- and 10-year periods, and outperformed the FTSE NAREIT Equity REIT Index in the 5-year period and underperformed that index in all other periods reviewed. Based on their review, the directors concluded that the Fund’s relative performance over time had been satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with an investment style substantially similar to that of the Fund. For this purpose, they

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	43

reviewed the relevant fee information in the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer disclosing the institutional fee schedule for institutional products managed by the Adviser that have an investment style substantially similar to that of the Fund. The directors noted that the institutional fee schedule for clients with an investment style substantially similar to that of the Fund had breakpoints at lower asset levels than those in the fee schedule applicable to the Fund although the initial fee rates in the institutional fee schedule were higher, and that the application of the institutional fee schedule to the level of assets of the Fund would result in a fee rate that would be higher than that in the Fund’s Advisory Agreement prior to taking account of the administrative expense reimbursements to the Adviser. The directors noted that adding the six basis point administrative expense reimbursement to the Adviser resulted in a lower rate of total compensation to the Adviser under the institutional fee schedule than what is paid by the Fund. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also noted that the Adviser advises another AllianceBernstein fund with an investment style substantially similar to that of the Fund for the same fee schedule as the Fund.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Fund and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Fund. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that it was likely that the expense ratios of some funds in the Fund’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Fund’s contractual effective advisory fee rate, at approximate current size, of 55 basis points, plus the 6 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the

44	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Expense Group median. The directors noted that the Fund’s total expense ratio was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Fund’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds, as well as a presentation by the Adviser concerning certain of its views on economies of scale. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements would result in a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	45

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS.

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Global Real Estate Investment Fund, Inc. (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

FUND ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is

1	It should be noted that the information in the fee summary was completed on April 23, 2009 and presented to the Board of Directors on May 5-7, 2009.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

46	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets[4]	Net Assets 02/28/09 ($MIL)	Fund
Value	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$76.3	Global Real Estate Investment Fund, Inc.

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $112,561 (0.06% of the Fund’s average daily net assets) for such services.

Set forth below are the Fund’s total expense ratios for the most recently completed fiscal year:

Fund	Total Expense Ratio[5]			Fiscal Year
Global Real Estate	Advisor	1.05%		November 30
Investment Fund, Inc.	Class A Class B Class C Class R Class K Class I	1.35 2.12 2.07 1.56 1.27 0.86	% % % % % %

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel,

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

4	The advisory fees are based on a percentage of the average daily net assets of the Funds and paid on a monthly basis.

5	Annualized.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	47

auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a similar investment style as the Fund.6 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have

6	The Adviser has indicated that with respect to institutional accounts with assets greater than $75 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

48	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fee based on February 28, 2009 net assets:

Fund	Net Assets 02/28/09 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
Global Real Estate Investment Fund, Inc.[7]	$76.3	U.S. REIT Strategy 70 bp on 1st $25 million 60 bp on next $25 million 50 bp on next $25 million Negotiable on the balance Minimum account size: $25m	0.598%[8]	0.550%

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a somewhat similar investment style as the Fund.9 Also shown is what would have been the effective advisory fee of the Fund had the AVPS fee schedule been applicable to the Fund:

Fund	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee	Fund Advisory Fee
Global Real Estate Investment Fund, Inc.[10]	Real Estate Investment Portfolio	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.550%	0.550%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for Global Real Estate Security Portfolio, which is a Luxembourg fund that has a somewhat similar investment style as the Fund. It should be

7	The Fund’s investment guidelines are not as restrictive as that of the institutional strategy. The Fund may invest in equity securities of non-U.S. real estate investment trusts (“REITS”) and other non-U.S. real estate industry companies in contrast to the institutional strategy, which invests primarily in equities of U.S. REITS and other U.S. real estate industry companies.

8	Assumes 50 bp on the balance

9	It should be noted that the AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Fund has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

10	It should be noted that the Fund’s investment guidelines are not as restrictive as that of the AVPS portfolio. The Fund may invest in equity securities of non-U.S. REITS and other non-U.S. real estate industry companies in contrast to the AVPS portfolio, which invests primarily in equities of U.S. REITS and other U.S. real estate industry companies.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	49

noted that Class A shares of the funds are charged an “all-in” fee, which covers investment advisory services and distribution related services, unlike Class I shares, whose fee is for investment advisory services only:

Fund	Fee
Global Real Estate Securities Portfolio
Class A	1.75%
Class I (Institutional)	0.95%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Fund.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Fund’s ranking with respect to the proposed management fee relative to the median of the Fund’s Lipper Expense Group (“EG”)11 at the approximate current asset level of the Fund.12

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee (%)[13]	Lipper Exp. Group Median (%)	Rank
Global Real Estate Investment Fund, Inc.	0.550	0.800	1/8

11	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

12	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

13	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services.

50	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Lipper also analyzed the Fund’s most recently completed fiscal year total expense ratio in comparison to the Fund’s EG and Lipper Expense Universe (“EU”). The EU14 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Fund. It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper utilizes but given market conditions during 2008, especially the last three months of 2008, the effects on the funds’ total expense ratio caused by the differences in fiscal year ends may be more pronounced in 2008 compared to other years under more normal market conditions.15

Fund	Expense Ratio (%)[16]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Global Real Estate Investment Fund, Inc.	1.350	1.417	2/8	1.410	3/11

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund decreased during calendar year 2008, relative to 2007.

14	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

15	To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2008 will not be reflective of the market declines that occurred in the second half of 2008, in contrast to a fund with a fiscal year end of December 31, 2008.

16	Most recently completed fiscal year end Class A total expense ratio.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	51

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2008, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $21 million for distribution services and educational support (revenue sharing payments). During the Fund’s most recently completed fiscal year, ABI received from the Fund $5,307, $976,712 and $27,072 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $229,402 in fees from the Fund.17

The Fund effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Fund’s most recently completed fiscal year.18 The

17	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. During the Fund’s most recently completed fiscal year, the fees paid by the Fund to ABIS were reduced by $8,782 under the offset agreement between the Fund and ABIS.

18	During the most recently completed fiscal year, the Fund executed certain of its affiliated brokerage transactions with SCB Ltd. only.

52	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Adviser represented that SCB’s profitability from any future business conducted with the Fund would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,19 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli20 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.21 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

19	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

20	The Deli study was originally published in 2002 based on 1997 data.

21	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	53

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $411 billion as of March 31, 2009, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings of the Fund22 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)23 for the periods ended January 31, 2009.24

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	-51.00	-51.42	-51.41	3/8	9/19
3 year	-18.88	-18.88	-17.15	3/5	5/7
5 year	-3.57	-3.57	-1.26	2/3	4/5
10 year	5.07	5.07	5.07	2/3	2/3

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)25 versus its benchmark.26

	Periods Ending January 31, 2009 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 year (%)	Since Inception (%)
Global Real Estate Investment Fund, Inc.	-51.00	-18.88	-3.57	5.07	5.29
FTSE EPRA NAREIT Global Index	-52.42	-17.29	-1.69	5.46	3.60
FTSE NAREIT Equity REIT Index	-47.97	-18.25	-3.67	5.62	5.76
Inception Date: September 30, 1996

22	The performance rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund shown were provided by the Adviser. Lipper maintains its own database that includes the Fund’s performance returns. Rounding differences may cause the Adviser’s Fund returns to be one or two basis points different from Lipper’s own Fund returns. To maintain consistency, the performance returns of the Fund, as reported by the Adviser, are provided instead of Lipper.

23	The Fund’s PG is identical to its respective EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including or excluding a fund in a PU is somewhat different from that of an EU.

24	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the Fund even if a fund had a different investment classification/objective at a different point in time.

25	The performance returns shown in the table are for the Class A shares of the Fund.

26	The Adviser provided Fund and benchmark performance return information for periods through January 31, 2009.

54	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 29, 2009

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	55

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund*

Global & International

Global Growth Fund*

Global Thematic Growth Fund*

Greater China ‘97 Fund

International Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Diversified Yield Fund

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National Arizona California Massachusetts Michigan Minnesota	New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

ACM Managed Dollar Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to November 3, 2008, Small/Mid Cap Growth Fund was named Mid-Cap Growth Fund, Global Growth Fund was named Global Research Growth Fund, and Global Thematic Growth Fund was named Global Technology Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

56	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

AllianceBernstein Family of Funds

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

GRE-0152-0509

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

3

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Global Real Estate Investment Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	July 28, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	July 28, 2009

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	July 28, 2009

5